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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 29, 2002

                               ------------------

                             GLOBECOMM SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                000-22839                                 11-3225567
        (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)

              45 Oser Avenue
           Hauppage, New York                               11788
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (631) 231-9800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release, dated October 29, 2002.



ITEM 9.  REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release, dated as of October 29, 2002, of Globecomm Systems Inc. (the "Registrant") announcing that it has reached a broad-based agreement with one of its vendors, reducing its future satellite bandwidth obligations. Under the terms of the agreement, the Registrant will pay a one-time termination fee of $3.6 million and have assigned $31.6 million of contracts to the vendor. This agreement has reduced the Registrant's future space segment obligations to the vendor by approximately $52.2 million, or 72 percent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            GLOBECOMM SYSTEMS INC.
                            ----------------------------------------------------
                            (Registrant)


                            By:    /s/ Andrew C. Melfi
                               -------------------------------------------------
                            Name:  Andrew C. Melfi
                            Title: Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)



Dated: October 29, 2002



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                                  EXHIBIT INDEX

99.1     Press release, dated October 29, 2002.

                                                                    Exhibit 99.1



FOR IMMEDIATE RELEASE


                GLOBECOMM SYSTEMS ANNOUNCES BROAD-BASED AGREEMENT
                    MODIFYING EXISTING BANDWIDTH OBLIGATIONS

HAUPPAUGE, N.Y., OCTOBER 29, 2002 -- Globecomm Systems Inc. (NASDAQ: GCOM-News), a leading global provider of end-to-end satellite-based communications solutions, today announced that the Company has reached a broad-based agreement with one of its vendors, reducing the Company's future satellite bandwidth obligations.

Under the terms of the agreement, Globecomm Systems will pay a one-time termination fee of $3.6 million and have assigned $31.6 million of contracts to the vendor. The assignment of these contracts does not materially impact the Company's future operating margin, as the contracts were nominally profitable. This agreement has reduced the Company's future space segment obligations to the vendor by approximately $52.2 million, or 72 percent.

Globecomm Chairman and CEO, David Hershberg, said, "This agreement has significantly addressed the issue of unused satellite capacity that has plagued our performance for a number of years. While this improves our outlook, we continue to be challenged by current economic conditions and are looking to reduce costs throughout the Company in areas that we can control. Market conditions have resulted in revenue erosion and we must continue to keep our overall cost structure in line with the realities of the marketplace without curtailing our capabilities. We believe that this agreement represents a major step towards accomplishing this."

Globecomm Systems Inc. is an end-to-end satellite-based communications solutions provider. The Company's core business provides end-to-end value-added satellite-based communications solutions. This business supplies ground segment systems and networks for satellite-based communications including hardware and software to support a wide range of satellite systems. Its wholly-owned subsidiary, NetSat Express, Inc., provides end-to-end satellite-based Internet solutions, including network connectivity, broadband connectivity to end users, Internet connectivity, intranet extension, media distribution and other network services on a global basis. Both Globecomm Systems' and NetSat Express' customers include communication service providers, multinational corporations, Internet Service Providers, content providers and government entities.

Based in Hauppauge, New York, Globecomm Systems also maintains offices in Hong Kong, the United Kingdom, and the United Arab Emirates.

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FOR MORE INFORMATION CONTACT:

David Hershberg: Chairman and Chief Executive Officer 631-231-9800, Globecomm Systems Inc.

Matthew Byron: Investor Relations 631-457-1301, Globecomm Systems Inc.

Marilynn Meek: Investor Relations 212-445-8451, FRB|Weber Shandwick


Globecomm Systems Inc., 45 Oser Avenue, Hauppauge, NY 11788-3816, USA.

TEL:  631-231-9800, FAX:  631-231-1557;

Email: info@globecommsystems.com; Web: www.globecommsystems.com.

         Certain of the statements contained in this press release may be deemed forward-looking statements. Such statements, and other matters addressed in this press release, involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from these statements and matters include, but are not limited to, risks and other factors detailed, from time to time, in the Company's reports filed with the Securities and Exchange Commission, including, but not limited to, the Company's Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q, which the Company urges investors to consider.

                                      -END-